UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): January 18, 2012

AMERIGROUP Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-31574	54-1739323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4425 Corporation Lane, Virginia Beach, Virginia		23462
(Address of principal executive offices)		(Zip Code)

(757) 490-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 18, 2012, AMERIGROUP Corporation (the “Company”) issued $75,000,000 aggregate principal amount of the Company’s 7.50% Senior Notes due 2019 (the “additional notes”) under an indenture, dated as of November 16, 2011 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of November 16, 2011 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee. The additional notes were issued in a registered offering pursuant to the Company’s registration statement on Form S-3 (No. 333-178447) filed with the Securities and Exchange Commission. The additional notes constitute a further issuance of, and are fungible with the $400,000,000 aggregate principal amount of 7.50% Senior Notes due 2019 that the Company issued on November 16, 2011 (the “initial notes” and, together with the additional notes, the “Senior Notes”) and form a single series of debt securities with the initial notes. Following the issuance of the additional notes, the aggregate principal amount of the Company’s 7.50% Senior Notes due 2019 outstanding was $475,000,000.

The Company intends to use the net proceeds for general corporate purposes, including acquisitions and/or business development opportunities which may include the funding of statutory capital commensurate with growth.

The Senior Notes will mature on November 15, 2019. The Senior Notes will bear interest at a rate of 7.50% per annum. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest on the Senior Notes will be payable semi-annually on May 15 and November 15 of each year, commencing on May 15, 2012.

The following is a brief description of the terms of the Senior Notes and the Indenture.

Ranking

The Senior Notes will be the Company’s senior unsecured obligations. The Senior Notes will rank equally in right of payment with all of the Company’s existing and future indebtedness that is not expressly subordinated thereto, senior in right of payment to any future indebtedness that is expressly subordinated in right of payment thereto and effectively junior to the Company’s existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness. In addition, the Senior Notes will be structurally subordinated to all indebtedness and other liabilities of the Company’s subsidiaries (unless the Company’s subsidiaries become guarantors of the Senior Notes).

Guarantees

As of the issue date of the additional notes, none of the Company’s subsidiaries guarantee the Senior Notes. In the future, the Senior Notes will be fully and unconditionally guaranteed on a senior basis by each of the Company’s U.S. subsidiaries that becomes a guarantor of the Company’s other debt.

Optional Redemption

At any time prior to November 15, 2014, the Company may on any one or more occasions redeem up to 35% of the aggregate principal amount of Senior Notes issued under the Indenture (including any additional Senior Notes, but excluding Senior Notes held by the Company or its subsidiaries), upon not less than 30 nor more than 60 days’ notice, at a redemption price equal to 107.50% of the principal amount of the Senior Notes redeemed, plus accrued and unpaid interest, if any, to, but not including, the applicable date of redemption (subject to the rights of holders of Senior Notes on the relevant record date to receive interest due on the relevant interest payment date), with the net cash proceeds of an equity offering by the Company; provided that:

(1) at least 65% of the aggregate principal amount of Senior Notes issued under the Indenture (including any additional Senior Notes, but excluding Senior Notes held by the Company or its subsidiaries) remains outstanding immediately after the occurrence of such redemption; and

(2) the redemption occurs within 90 days of the date of the closing of such equity offering.

At any time prior to November 15, 2015, the Company may on any one or more occasions redeem all or a part of the Senior Notes, upon not less than 30 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the Senior Notes redeemed, plus the Applicable Premium, as defined in the Indenture, as of, and accrued and unpaid interest, if any, to, but not including, the applicable date of redemption (subject to the rights of holders of Senior Notes on the relevant record date to receive interest due on the relevant interest payment date).

Except pursuant to the preceding two paragraphs, the Senior Notes will not be redeemable at the Company’s option prior to November 15, 2015.

On or after November 15, 2015, the Company may on any one or more occasions redeem all or a part of the Senior Notes, upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the Senior Notes redeemed, to, but not including, the applicable date of redemption, if redeemed during the twelve-month period beginning on November 15 of the years indicated below, subject to the rights of holders of Senior Notes on the relevant record date to receive interest due on the relevant interest payment date:

Period	Redemption Price
2015	103.750%
2016	101.875%
2017 and thereafter	100.000%

Change of Control

If the Company experiences certain change of control events, as defined in the Indenture, the Company must offer to repurchase the Senior Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date.

Asset Sale

If the Company sells assets under certain circumstances, as defined in the Indenture, the Company must offer to repurchase the Senior Notes at 100% of their principal amount, plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date.

Covenants

The Indenture contains covenants that, among other things, limit the Company’s ability and the ability of the Company’s restricted subsidiaries to:

•	incur additional indebtedness and issue preferred stock;

•	pay dividends or make other distributions;

•	make other restricted payments and investments;

•	sell assets, including capital stock of restricted subsidiaries;

•	create certain liens;

•	incur restrictions on the ability of restricted subsidiaries to pay dividends or make other payments, and in the case of the Company’s subsidiaries, guarantee indebtedness;

•	engage in transactions with affiliates;

•	create unrestricted subsidiaries; and

•	merge or consolidate with other entities.

These covenants are subject to a number of important exceptions and qualifications. In addition, if the Senior Notes receive an investment grade credit rating from either Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., or Moody’s Investors Service, Inc. and no default has occurred and is continuing under the Indenture, the Company will no longer be subject to certain of the covenants listed above.

Events of Default

The Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Senior Notes to become or to be declared due and payable.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Base Indenture, dated November 16, 2011 between AMERIGROUP Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed on November 17, 2011)

4.2	First Supplemental Indenture, dated November 16, 2011 between AMERIGROUP Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 7.50% Senior Note due 2019) (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed on November 17, 2011)

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to the validity of the Senior Notes

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP Corporation

By:	/s/ James W. Truess
Name:	James W. Truess
Title:	Executive Vice President and Chief Financial Officer

January 18, 2012

EXHIBIT INDEX

Exhibit Number	Description

4.1	Base Indenture, dated November 16, 2011 between AMERIGROUP Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed on
November 17, 2011)

4.2	First Supplemental Indenture, dated November 16, 2011 between AMERIGROUP Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 7.50% Senior Note due 2019) (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed on November 17, 2011)

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to the validity of the Senior Notes

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)